1 Q1 2024 EARNINGS CALL # May 8, 2024 Photo: FREYR team member evaluating a cell at CQP.

2 Forward Looking Statements IMPORTANT NOTICES All statements, other than statements of present or historical fact included in this presentation, including, without limitation, FREYR Battery, Inc.’s (“FREYR”) ability to conduct initial unit cell production trials, commencing initial volume production in Q2 2024; FREYR’s cost and capital efficiency; FREYR’s plan to expand on the battery value chain into high value adjacencies and cultivate partnerships across the cell production technology spectrum; FREYR’s efforts to accelerate the path to commercialization; the pursuit of four major project opportunities in accordance with the FREYR 2.0 growth strategy; potential inorganic growth opportunities and the ability to generate revenue in the near-term through possible acquisitions; approaching milestones at FREYR’s CQP; the Company’s application with the U.S. Department of Energy through the Title 17 application under the Loan Programs Office; the development, financing, construction, timeline, capacity, and other usefulness of FREYR’s CQP, Giga Arctic, Giga America, and other planned or future production facilities or Gigafactories; any potential project equity raise for the development of Giga America; any potential benefits of the U.S. Inflation Reduction Act; establishing and/or announcing a conventional technology agreement; FREYR’s ability to reduce spending; any potential benefits of redomiciling to the U.S.; the giga-scalability of the 24M platform; and the implementation and effectiveness of FREYR’s overall business, technology, capital-raising, and liquidity strategies are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2022 and subsequent post-effective amendment thereto filed on January 5, 2024, (ii) FREYR Battery, Inc.’s Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023, and October 31, 2023, and (iii) FREYR’s annual report on Form 10-K filed with the SEC on February 29, 2024 and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements. FREYR intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on FREYR’s website in the ‘Investor Relations’ sections. FREYR also intends to use certain social media channels, including, but not limited to, X (Twitter) and LinkedIn, as means of communicating with the public and investors about FREYR, its progress, products, and other matters. While not all the information that FREYR posts to its digital platforms may be deemed to be of a material nature, some information may be. As a result, FREYR encourages investors and others interested to review the information that it posts and to monitor such portions of FREYR’s website and social media channels on a regular basis, in addition to following FREYR’s press releases, SEC filings, and public conference calls and webcasts. The contents of FREYR’s website and other social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

FREYR'S GROWING STATIONARY STORAGE OPPORTUNITY

FREYR is commercially focused on a market growing structurally and exponentially

FREYR's ESS opportunity:

- Growing global power demand driven by electrification of society and decarbonization mandates
- Expanding renewables penetration across global power grids puts additional stress on baseload power capacity

The role of battery storage:

- Battery storage is used to store and dispatch excess power produced by intermittent generation sources such as wind and solar
- Battery installations correlate closely with high variable renewable power capacity deployments

Notable trends/recent developments:

- In April, the G7 energy ministers agreed to a targeted 6.5-fold increase in energy storage capacity by 2030, from 230 GW in 2022 to 1,500 GW, buoyed by lower battery prices and the IEA's projections of a tripling in renewables deployment by 2035
- According to a recent report published by the International Energy Agency, global battery storage installations reached 42 GW/99 GWh in 2023, more than doubling year-on-year[2]
- Global electricity demand from data centers, driven by the proliferation of Artificial Intelligence and cryptocurrencies, is expected to grow from 460 TWh in 2022 to 800 TWh in 2026[1]

1,000 TWh

Potential annual electricity consumption from data centers by 2026 in IEA high case[1]

29x

Projected growth in global battery energy storage capacity by 2050[3]

BNEF: Cumulative Battery Storage Capacity Forecast[4]


Battery Stationary Storage Cumulative Installed Capacity (GW)
450.00
400.00
350.00
300.00
250.00
200.00
150.00
100.00
50.00
0.00
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
2029E
2030E
BNEF 2023 Estimate was ~40% below actual capacity additions
AMER
APAC
EMEA

FREYR

1: IEA Electricity 2024: *Analysis and forecasts to 2026* February 2024 report
2: Batteries and Secure Energy Transitions April 2024 report
3: Highest growth U.S. EIA International Energy Outlook 2023 forecast cases. scenario
4: BNEF Storage Report October 2023

3

NEW ADDITIONS STRENGTHEN FREYR’S BOARD OF DIRECTORS 4 Appointments of Todd Kantor, Tore Ivar Slettemoen, and David Manners underscore FREYR’s commitment to shareholder alignment FOUNDING INVESTORS JOIN FREYR’S BOARD • Todd Kantor and Tore Ivar Slettemoen bring decades of energy sector and investing experience • Creates direct feedback loop with two of FREYR’s top institutional holders • Augments Board’s expertise to oversee and assist with capital formation initiatives • Demonstrates FREYR’s focus on creating long-term shareholder value ADDING EXPERT PERSPECTIVE ON PUBLIC AND GOVERNMENT AFFAIRS • David Manners is a trusted advisor to the energy industry and investment community • Experience as U.S. Government officer enhances FREYR’s understanding of policy and geopolitical landscapes • Appointment coincides with heightened politicization of energy security, near-shoring of key technologies, decarbonization of energy mix

KEY MESSAGES 5 APPROACHING FIRST AUTOMATED UNIT CELL PRODUCTION AT CQP • On track to produce first unit cells with the full automation of the Casting and Unit Cell Assembly in H1 2024 as previously communicated • Fine tuning next-generation system integration in preparation for unit cell production trial NEW ADDITIONS STRENGTHEN FREYR’S BOARD OF DIRECTORS • Todd Kantor, Tore Ivar Slettemoen, and David Manners bring decades of experience in their respective fields • With appointments, collective FREYR insider equity ownership exceeds 20% of outstanding common shares FREYR 2.0 GROWTH INITIATIVE UPDATE • Advancing discussions to reach two potential strategic agreements • Opportunities align with FREYR’s ambition to accelerate path to market, revenues and cash flows • Streamlining our project pipeline to pursue four distinct projects with the highest return potential MAINTAINING FINANCIAL DISCPILINE • FREYR’S strong, debt-free balance sheet continues to attract potential strategic partners • Evaluating use cases for Giga Arctic to maximize value • Focusing on cost vigilance, raising non-dilutive growth capital, asset optimization, and value creating investments Focused on execution and delivering for our shareholders

CQP UPDATE FREYR expects to commence automated unit cell production in H1 2024 APPROACHING FIRST UNIT CELL PRODUCTION TRIAL • Preparations ongoing to conduct first unit cell production trial utilizing the full automation of the Casting and Unit Cell Assembly • Team is fine tuning and integrating casting webs across the cathode, anode and merge units using the Multi-Carrier System (“MCS”) • Focusing on speed to the production trial while maximizing system stability • Production of unit cells with full automation of the next-generation Casting and Unit Cell Assembly is an important step to validate FREYR’s technical and operational credentials as a battery production company KEY NEXT STEPS • Q2 2024: conduct initial unit cell production trials • Q2 2024: commence initial volume production to harvest production data and product quality evaluations Detailed dimensional measurements Cell stack assessment 6

UPDATE ON FREYR’S 2.0 GROWTH INITIATIVE 7 Focusing on four commercial and project opportunities with highest return potential COMMERCIAL UPDATE • FREYR has refined its project focus list through ongoing project diligence and commercial discussions • Two of the five previously highlighted pursuits related to passenger EV market in Europe are no longer under consideration • Added a global pursuit tied to commercial E-mobility applications • Projects based on both SemiSolid platform and potential conventional technology agreements • Focusing on ESS and commercial E-mobility end markets ADVANCING STRATEGIC DISCUSSIONS • Negotiations ongoing to reach two potential strategic agreements • Conventional technology licensing agreement and potential inorganic opportunity • Both intended to accelerate FREYR’s path to market and first revenues

8 Initial site preparation underway at FREYR’s flagship U.S. project GIGA AMERICA UPDATE FOCUSED ON ACCELERATING PATH TO FIRST PRODUCTION • A conventional technology track is likely the fastest pathway to market • Technological maturity and established supply chains • The IRA 45X production tax credits equate to $1 - 2 million per day of estimated benefit to Giga America project at optimized production yields NEXT STEPS • Finalizing terms with the technology provider • Agreeing to terms with key offtake partners • Refreshing and reinitiating the project level equity process targeting the conventional track project

OPTIMIZING OUR SPENDING 9 • Ended Q1 2024 with $253 million of cash and no debt • Focusing core activities enabling cost reductions (20% reduction in FT employees, and 50% reduction in contractors/project support) • Extending our runway well beyond two years excluding any potential future financings Operational and financial discipline remain in focus

OPTIMIZING OUR BALANCE SHEET 10 • 2023 total cash uses were $287 million • 2024 cash use well below 2023; spend timing dependent on: • CQP & Test Center automation progress / cell production and testing ramp • Giga America development costs • Costs to mature a potential conventional technology license • Other commercial and technology initiatives Prioritizing balance sheet strength by planning 2024 total cash uses well below 2023 FREYR Q1 2024 Cash Bridge ($ in millions) Note: Cash includes cash, cash equivalents and restricted cash: amounts may not reconcile due to rounding.

FREYR 2024 OUTLOOK AND PRIORITIES 11 Near-term goals and commercialization road map H1 2024 CQP • Conduct first unit cell production trial with full automation of Casting and Unit Cell Assembly Conventional technology • Targeting finalization and announcement of agreement Capital formation • Continue to advance initiatives with prospective project equity sponsors, DOE, and other potential capital providers Project development: FREYR 2.0 • Targeting formalization of commercial relationships to trigger multiple project options • Pursuing four distinct project opportunities focused on ESS and commercial E-mobility use cases H2 2024 Conventional technology • Secure customer offtake agreements and execute financing plan for Giga America track Capital formation • Targeting close of multiple tranches of project equity and debt capital tied to ongoing pursuits Commercial • Accelerate path to market via potential conventional agreement and inorganic opportunities End of H1 2024Start of H1 2024 Year-end 2024